RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Leasing and Professional Services Agreement
KORE TM Data Brasil Processamento de Dados Ltda., a wholly owned subsidiary of the Company, maintains a lease and a professional services agreement with a company controlled by a key member of the Company's management team.
Aggregated related party transactions, which have been recorded at the exchange amount, representing the amount of consideration established and agreed by the related parties, was $0.3 million, and $0.2 million, for the years ended December 31, 2022, and 2021, respectively. The amount was recorded under selling, general and administrative expenses in the consolidated statements of operations.
Business Mobility Partners, Inc. (BMP, Inc.) a wholly owned subsidiary of the Company, has an informal services agreement with BMP Brasil Locacoes Ltda (BMP Brasil), located in Sao Paulo, Brazil, which is controlled by two key members of the Company's management team. The Company does not have any ownership interest or control over BMP Brasil.
BMP Brasil renders technical assistance services to purchase and deliver telecommunication equipment to BMP, Inc.’s clients in Brazil. For the services agreed upon, BMP Brasil was paid a nominal monthly fixed fee plus a fee of 7% of the gross amount of each cost incurred to purchase and deliver telecommunication equipment to the Company’s clients in Brazil. Since BMP, Inc.’s acquisition on February 16, 2022, the Company has incurred and paid $2.3 million to BMP Brasil for hardware and services rendered during 2022.